UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  FORM 8-K / A



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 20, 2014

                            GOLDEN DRAGON HOLDING CO.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

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

               Delaware                                000-27055                             24-4635140
   ---------------------------------        -------------------------------     -------------------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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            2460 WEST 26TH AVENUE, SUITE 380D, DENVER, COLORADO 80211
               --------------------------------------------------
                    (Address of principal executive offices)


                                  303-704-4623
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant.

On November 30, 2013, Golden Dragon Holding Co. (the "Registrant") was informed by Ronald Chadwick, P.C. ("Ronald Chadwick") that it was terminating its services as the Registrant's independent registered public accounting firm. On January 20, 2014, the Registrant retained KLJ & Associates, LLP ("KLJ") as its principal independent accountants.

The Termination of Ronald Chadwick


Ronald Chadwick was the independent registered public accounting firm for the Registrant from January 1, 2011 until November 30, 2013. Ronald Chadwick's reports on the Registrant's financial statements for the twelve month periods ended December 31, 2012 and 2011 and the period from Inception (January 1, 2011) to December 31, 2012did not (a) contain an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ronald Chadwick, would have caused it to make reference to the subject matter of the disagreements in connection with its reports for the twelve month periods ended December 31, 2012 and 2011, the period from Inception (January 1, 2011) to December 31, 2012 and the subsequent interim periods preceding November 30, 2013. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month periods ended December 31, 2012 and 2011, the period from Inception (January 1, 2011) to December 31, 2012 and the subsequent interim periods preceding November 30, 2013 in which Ronald Chadwick served as the Registrant's principal independent accountants.

However, the report of Ronald Chadwick dated March 19, 2013 on our financial statements for the twelve month periods ended December 31, 2012 and 2011, and for the period from Inception (January 1, 2011) to December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Ronald Chadwick with a copy of this disclosure and has requested that Ronald Chadwick furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Ronald Chadwick addressed to the Securities and Exchange Commission dated January 29, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.


The Engagement of KLJ

Prior to January 20, 2014, the date that KLJ was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult KLJ regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by KLJ that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue;


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and (3) The  Registrant did not consult KLJ regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in
Item 304(a)(1)(v) of Regulation S-K.


Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.


Exhibit No.            Description


16.1                   Letter, dated January 29, 2014 from Ronald Chadwick, P.C.
                       to the Securities and Exchange Commission.




















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GOLDEN DRAGON HOLDING CO.


                                By: /s/ David J Cutler
                                    -------------------------------
                                Name:    David J Cutler
                                Title:   President and Chief Executive Officer
                                         and Chief Financial Officer






Date: January 29, 2014














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